UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2014

Jos. A. Bank Clothiers, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	0-23874	36-3189198
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

500 Hanover Pike, Hampstead, Maryland	21074
(Address of principal executive offices)	(Zip Code)

(410) 239-2700

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As previously announced, on February 13, 2014, Jos. A. Bank Clothiers, Inc. (the “Company”) entered into a Membership Interest Purchase Agreement pursuant to which the Company agreed to purchase from Everest Topco LLC (the “Seller”) all of the outstanding limited liability company interests of Everest Holdings LLC, a Delaware limited liability company (“Everest Holdings”). On February 14, 2014, the Seller provided preliminary estimated financial results for Everest Holdings for the fiscal year ended December 28, 2013. A copy of those preliminary results is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including the information set forth on Exhibit 99.1 hereto, is being furnished in accordance with General Instruction B.2 of Form 8-K. Such information, including the estimated financial results referenced above, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except as expressly set forth by specific reference in such a filing.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit
Number	Description
99.1	Everest Holdings LLC Preliminary Estimated Financial Results for the Fiscal Year Ended December 28, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Jos. A. Bank Clothiers, Inc.

By:	/s/ Charles D. Frazer
Name:	Charles D. Frazer
Title:	Senior Vice President – General Counsel

Date: February 14, 2014

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Everest Holdings LLC Preliminary Estimated Financial Results for the Fiscal Year Ended December 28, 2013